Hodges Fund

Retail Class Shares (Symbol: HDPMX)
(to be renamed Investor Class Shares effective December 14, 2026)

Hodges Small Cap Growth Fund
(to be renamed Hodges Small Cap Fund effective December 14, 2026)

Retail Class Shares (Symbol: HDPSX)
(to be renamed Investor Class Shares effective December 14, 2026)

Institutional Class Shares (Symbol: HDSIX)

Class A Shares (Symbol: HDSAX)

Hodges Small Intrinsic Value Fund

Retail Class Shares (Symbol: HDSVX)
(to be renamed Investor Class Shares effective December 14, 2026)

Institutional Class Shares (Symbol: HSVIX)

Hodges Blue Chip Equity Income Fund

Retail Class Shares (Symbol: HDPBX)
(to be renamed Investor Class Shares effective December 14, 2026)

(each a “Fund” and collectively, the “Funds”)

Supplement dated November 13, 2026,
to the Funds’ Summary Prospectuses, Prospectus and
Statement of Additional Information (“SAI”),
each dated July 29, 2026, as supplemented

1.	Small Cap Growth Fund Name Change

On November 12, 2026, the Board of Trustees of Northern Lights Fund Trust II (the “Trust”) approved by written consent changing the name of the Hodges Small Cap Growth Fund to “Hodges Small Cap Fund,” effective December 14, 2026.

Accordingly, effective December 14, 2026, all references to “Hodges Small Cap Growth Fund” and “Small Cap Growth Fund” in the Funds’ Summary Prospectuses, Prospectus and SAI will be replaced with “Hodges Small Cap Fund” and “Small Cap Fund,” respectively. References identifying the Hodges Small Cap Growth Fund as formerly the “Hodges Small Cap Fund” will be deleted. References to its predecessor will retain their historical meaning.

This name change does not change that Fund’s investment objective, investment strategies or policies, fees or expenses, ticker symbols, CUSIPs, or the manner in which it is managed.

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2.	Retail Class Share Name Change

At a meeting held on July 29, 2026, the Board of Trustees of Northern Lights Fund Trust II approved changing the name of the Retail Class shares of each Fund to “Investor Class” shares.

Effective December 14, 2026, this change will apply to the Retail Class shares of each of the Funds.

Accordingly, effective December 14, 2026, all references to “Retail Class” shares, or “Retail” when used to identify that share class, in the Funds’ Summary Prospectuses, Prospectus and SAI will be replaced with “Investor Class” shares or “Investor,” respectively.

The share class name change is a name change only. All other terms and features of the class remain unchanged, including fees and expenses, investment minimums, shareholder rights, ticker symbols and CUSIPs. Investor Class shares are the same shares previously designated as Retail Class shares, and the class’s performance history is unaffected. The name change does not affect any Fund’s investment objective, investment strategies or policies, or management.

No action is required by shareholders in connection with either name change.

Please retain this Supplement for future reference.

This Supplement and the existing Prospectus dated July 29, 2026 provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information each dated July 29, 2026 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-866-811-0224.

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